Events after the balance sheet date	12 Months Ended
Jun. 30, 2018
Events after the balance sheet date
Events after the balance sheet date

34 Events after the balance sheet date

34.1 Registrations

        The playing registrations of certain footballers have been disposed of, subsequent to 30 June 2018, for total proceeds, net of associated costs, of £19,920,000. The associated net book value was £1,297,000. Also subsequent to 30 June 2018, Solidarity contributions, sell-on fees and contingent consideration totalling £3,557,000, became receivable in respect of previous playing registration disposals.

        Subsequent to 30 June 2018 the playing registrations of certain players were acquired or extended for a total consideration, including associated costs, of £2,388,000. Also subsequent to 30 June 2018, sell-on fees and contingent consideration totalling £520,000, became payable in respect of previous playing registration acquisitions. Payments are due within the next 5 years.